SECURITIES AND EXCHANGE COMMISSION


                      Washington, DC  20549

                   __________________________


                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report: (Date of earliest event reported) June 7, 1995



                      CORNING INCORPORATED
     (Exact name of registrant as specified in its charter)

          New York                 1-3247         16-0393470
_________________________________________________________________
(State or other jurisdiction   (Commission       (I.R.S. Employer
     of incorporation)         File Number)   Identification No.)



One Riverfront Plaza, Corning, New York              14831
_________________________________________________________________
(Address of principal                              (Zip Code)
  executive offices)


                         (607) 974-9000
_________________________________________________________________
       (Registrant's telephone number, including area code)


                               N/A
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events.

On June 7, 1995 Corning Incorporated announced that its second quarter results will include two special charges: $365.5 million to fully reserve its investment in Dow Corning Corporation, a 50 percent owned equity investment of Corning Incorporated and The Dow Chemical Company, and approximately $36 million after tax as a restructuring charge related to the ongoing reengineering programs of Corning Incorporated. Attached for filing as an exhibit hereto is the press release of Corning Incorporated dated June 7, 1995 with respect to such announcement.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

Exhibits:

The Registrant's Press Release of June 7, 1995.


                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CORNING INCORPORATED
                                        Registrant



Date: June 8, 1995                By   /s/ M. Ann Gosnell
                                       M. Ann Gosnell
                                       Assistant Secretary


                                       EXHIBIT

                              Kathryn C. Littleton
                              (607) 974-8206
                              John H. Abrams
                              (607) 974-8832


IMMEDIATE RELEASE
JUNE 7, 1995


     CORNING SAYS SECOND QUARTER TO INCLUDE SPECIAL CHARGES

     Corning, NY, June 7 -- Corning Incorporated (NYSE:GLW) indicated today that its second quarter results will include two special charges. As a result of Dow Corning Corporation's previously announced filing on May 15 for protection under Chapter 11 of the United States Bankruptcy Code, Corning said it will record a special charge of $365.5 million, or $1.62 per share, to fully reserve its investment in Dow Corning. Beginning in the second quarter, Corning will also discontinue recognition of equity earnings from Dow Corning.
     Second quarter results will also include a restructuring charge of approximately $36 million after tax, or $0.16 per share. As previously indicated, the charge reflects the costs of additional workforce reductions and facility consolidations associated with Corning's ongoing reengineering programs.
     In the second quarter of 1994, Corning reported net income of $111.4 million, or $0.54 per share, which included $22.6 million, or $0.11 per share, of equity earnings from Dow Corning.
     Corning's second quarter ends June 18, 1995, and the company expects to report its results June 27.
     Corning Incorporated is a Fortune 500 company which reports its financial results in four segments: specialty materials, communications, laboratory services and consumer products. For 1994 revenues totaled $4.8 billion.
     Dow Corning Corporation is a 50-percent owned equity investment with The Dow Chemical Company.

                              -30-

Investor Relations Contact:   Richard B. Klein, (607) 974-8313
                              Katherine M. Dietz, (607) 974-8217